SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy statement pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                                    [ ]  Confidential, For Use of the Commission
[ ]  Definitive Proxy Statement                                          Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Little Switzerland, Inc.
                            ------------------------
                (Name of Registrant as Specified In Its Charter)

                            Little Switzerland, Inc.
                            ------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

         [ ] Fee paid previously with preliminary materials:

         [ ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

         (1)    Amount Previously paid:

         (2)    Form, Schedule or Registration Statement No.:

         (3)    Filing Party:

         (4)    Date Filed:

                         [Little Switzerland Letterhead]


                                                                 January 9, 1998



                               IMPORTANT REMINDER
                               ------------------

Dear Little Switzerland Stockholder:

         We have previously mailed to you proxy materials relating to the Annual Meeting of Stockholders of Little Switzerland, Inc. to be held on Thursday, February 5, 1998.

         According to our records, we have not received your proxy card for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. Please take a moment to sign, date and promptly mail the enclosed duplicate proxy card in the return envelope provided for your convenience.

         For the reasons set forth in Little Switzerland's proxy statement dated December 24, 1997, your Board of Directors recommends that stockholders vote "FOR" the re-election of the Board's Nominees.

         If you have already mailed your proxy card, please disregard this letter and accept our thanks.

         On behalf of your Board of Directors, thank you for your cooperation and continued support.

                                                     Very truly yours,

                                                     /s/ John E. Toler, Jr.

                                                     John E. Toler, Jr.
                                                     President and
                                                     Chief Executive Officer

                            LITTLE SWITZERLAND, INC.
      PROXY SOLICITED BY THE BOARD OF DIRECTORS OF LITTLE SWITZERLAND, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 5, 1998

The undersigned hereby constitutes and appoints C. William Carey and John E. Toler, Jr., and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Little Switzerland, Inc. (the "Company") held of record by the undersigned as of the close of business on December 10, 1997, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at State Street Bank and Trust Company, 225 Franklin Street, 33rd Floor, Boston, Massachusetts, at 10:30 a.m. local time, on Thursday, February 5, 1998, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the two nominees of the Board of Directors listed in Proposal 1. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 1997 Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Proposal 1. Election of C. William Carey and John E. Toler, Jr. as Class III Directors for a three-year term.
                            [ ] FOR        [ ] WITHHOLD

To withhold authority to vote FOR a particular nominee, write that nominee's name below. Your shares will be voted for the remaining nominee.

                      -----------------------------------
                    Please vote above and sign on other side
                   and return promptly in enclosed envelope.

In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please be sure to sign and date this Proxy.
                                               Date:--------------------------

                                               Shareholder(s) signature(s):

                                               -----------------------------

                                               -----------------------------

                                               Please sign name exactly as
                                               shown. Where there is more
                                               than one holder, each should
                                               sign. When signing as an
                                               attorney, administrator,
                                               executor, guardian or
                                               trustee, please add your
                                               title as such. If executed by
                                               a corporation or partnership,
                                               the proxy should be signed by
                                               a duly authorized person,
                                               stating his or her title or
                                               authority.


                PLEASE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.